UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

SL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4987	21-0682685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey		08054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (856) 727-1500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Reincorporation

On June 20, 2013 (the “Effective Date”), SL Industries, Inc., a New Jersey corporation (the “SL-NJ”), changed its state of incorporation from the State of New Jersey to the State of Delaware by merging (the “Reincorporation”) with and into its wholly owned subsidiary, SL Industries, Inc., a Delaware corporation (the “Company”) pursuant to the terms of an Agreement and Plan of Merger, dated June 3, 2013, between SL-NJ and the Company (“Merger Agreement”), which is attached hereto as Exhibit 2.1 and incorporated by reference.  Holders of more than seventy five percent (75%) of SL-NJ’s outstanding common stock voted to approve the Reincorporation at the 2013 Annual Meeting of Shareholders held on May 9, 2013. As a result of the Reincorporation, SL-NJ has ceased to exist and the Company is deemed to be the successor issuer of SL-NJ under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As used herein, references to the “Registrant” means SL-NJ prior to the Reincorporation, and the Company after the Reincorporation.

In accordance with Rule 12g-3 under the Exchange Act, as amended, the shares of common stock of the Company were deemed to be registered under Section 12(b) of the Exchange Act as the successor to SL-NJ.

As of the Effective Date, the rights of the Registrant’s stockholders began to be governed by the General Corporation Law of the State of Delaware, the Company’s Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1 (the “Delaware COI”) and the By-Laws of the Company attached hereto Exhibit 3.2 (the “Delaware By-Laws”).

The Reincorporation did not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive officers, assets or liabilities of the Registrant.  In addition, the Registrant’s common stock will continue to trade on the NYSE MKT under the symbol “SLI.” On the Effective Date, (i) each issued and outstanding share of SL-NJ’s common stock, par value $0.20, was automatically converted into one share of the Company’s common stock, $0.20 par value per share (the “Common Stock”); and (ii) all options and other rights to acquire SL-NJ’s common stock outstanding immediately before the Effective Date were also automatically converted into options and rights to acquire the same number of shares of the Company’s Common Stock upon the same terms, including price. Each outstanding certificate representing shares of SL-NJ’s common stock was deemed, without any action by the stockholders, to represent the same number of shares of the Company’s Common Stock. SL-NJ stockholders may, but are not required to, exchange their stock certificates as a result of the Reincorporation.

Additional information about the Reincorporation and a comparison of the rights of shareholders of SL-NJ and the Company can be found in the SL-NJ’s Definitive Proxy Statement for the 2013 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on April 4, 2013 (the “Proxy Statement”).  The Company hereby incorporates by reference the description of the Company’s Common Stock, the Delaware COI and the Delaware By-Laws contained in the section entitled “Proposal No. 4 – To Change Our State of Incorporation From New Jersey to Delaware” in the Proxy Statement, including under the captions: “Capitalization” and “Material Differences in Shareholder Rights,” to the extent such description relates to the Delaware COI, the Delaware By-Laws or the Common Stock of the Company. The foregoing descriptions of the Common Stock, the Delaware COI and the Delaware By-Laws are qualified in their entirety by the full text of Delaware COI and the Delaware By-Laws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.  The form of Common Stock certificate of the Company is attached hereto as Exhibit 4.1.  The foregoing description of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement attached hereto as Exhibit 2.1 and is incorporated herein by reference.

PNC Credit Facility

In connection with the Reincorporation, the Company and the Company’s subsidiaries entered into a Second Amendment and Joinder to Credit Agreement and to Security Agreement with PNC Bank National Association (“PNC”), in its capacity as administrative agent for the lenders who become party thereto, and in its capacity as a lender (the “Second Amendment”), which amended that certain Credit Agreement (the “Credit Agreement”) and that certain Security Agreement (the “Security Agreement”) each entered into as of August 9, 2012 among the Company, subsidiaries of the Company party thereto, PNC, as administrative agent for the lenders who become party thereto, and in its capacity as a lender. The Credit Agreement was previously amended on March 11, 2013.

The Second Amendment, among other things, joins the Company as a “Borrower” under the Credit Agreement and a “Debtor” under the Security Agreement.  In connection with the Amendment, and as a result of title to all assets and other property previously owned by SL-NJ being vested in the Company as the surviving entity in the Reincorporation, the Company also entered into an Amended and Restated Revolving Credit Note (the “Restated Note”), an Amended and Restated Pledge Agreement, and a Patent, Trademark and Copyright Security Agreement, which are substantively the same as the agreements entered into by SL-NJ on August 9, 2012 in connection with the Credit Agreement.

The foregoing summaries of the Amendment and the Restated Note are qualified in their entirety by the full text of the Amendment and the Restated Note, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The disclosures set forth under the heading “Reincorporation” in Item 1.01 are incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

The disclosures set forth under the heading “Reincorporation” in Item 1.01 are incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger
3.1	Amended and Restated Certificate of Incorporation of SL Industries, Inc., a Delaware corporation
3.2	By-Laws of SL Industries, Inc., a Delaware corporation
4.1	Form of Common Stock Certificate
10.1	Second Amendment and Joinder to Credit Agreement and to Security Agreement
10.2	Amended and Restated Revolving Credit Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL INDUSTRIES, INC.
(Registrant)
Date: June 20, 2013

	By:	/s/ Louis J. Belardi
		Name:	Louis J. Belardi
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger
3.1	Amended and Restated Certificate of Incorporation of SL Industries, Inc., a Delaware corporation
3.2	By-Laws of SL Industries, Inc., a Delaware corporation
4.1	Form of Common Stock Certificate
10.1	Second Amendment and Joinder to Credit Agreement and to Security Agreement
10.2	Amended and Restated Revolving Credit Note